SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of report (Date of earliest event reported)     July 6, 2000


                                 SurModics, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State of Other Jurisdiction of Incorporation)


        0-18050                                       41-1356149
 (Commission File Number)                 (I.R.S. Employer Identification No.)


     9942 West 74th Street
     Eden Prairie, Minnesota                                   55344
(Address of Principal Executive Offices)                    (Zip Code)


                                 (612) 829-2715
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5   Other Events.

         On July 6, 2000, SurModics, Inc. issued a press release announcing it has entered into a licensing and development agreement with Motorola, Inc.'s BioChip Systems unit which grants Motorola exclusive rights to SurModics' proprietary PhotoLink(R) technology for use in Motorola's biochips. A copy of the press release is filed as Exhibit 99 to this Form 8-K.


Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Businesses Acquired:

                  Not Applicable.

         (b)      Pro Forma Financial Information:

                  Not Applicable.

         (c)      Exhibits:

                  See Exhibit Index on page following Signatures.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SURMODICS, INC.


Date:  July 6, 2000                   By  /s/ James C. Powell
                                          James C. Powell
                                          President & Chief Operating Officer

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                  EXHIBIT INDEX

                                       to

                                    FORM 8-K


                                 SURMODICS, INC.




Exhibit Number    Exhibit Description
--------------    -------------------
     99           Press release dated July 6, 2000.